UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4551

Legg Mason Partners Equity Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31

Date of reporting period: January 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Social Awareness Fund

A N N U A L   R E P O R T

JANUARY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Social Awareness Fund

Annual Report • January 31, 2007

What’s Inside
	Letter from the Chairman	I
	Fund Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
	Statement of Assets and Liabilities	17
	Statement of Operations	18
Fund Objective The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund targets a 30% investment (normally between 25% and 35%) in fixed income securities.	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	34
	Additional Information	35
	Additional Shareholder Information	38
	Important Tax Information	40

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the preliminary estimate for GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in 2006, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 14.53% during the 12 months ended January 31, 2007.

Legg Mason Partners Social Awareness Fund	I

During the reporting period, short- and long-term Treasury yields experienced periods of extreme volatility. After peaking in late June 2006—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. However, toward the end of the reporting period, yields again moved higher on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. Overall, during the 12 months ended January 31, 2007, two-year Treasury yields moved from 4.54% to 4.94%. Over the same period, 10-year Treasury yields rose from 4.53% to 4.83%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 4.28%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

The Fund’s shareholders approved Legg Mason Investment Counsel, LLC (“LMIC”) as a new subadviser for the Fund, effective December 28, 2006. LMIC is a wholly-owned subsidiary of Legg Mason, Inc. Effective March 30, 2007, David Kafes, Ronald T. Bates and Victoria Schwatka are the portfolio managers of the Fund.

In addition, the Fund’s Board approved certain changes to the principal investment strategies of the Fund and to one of the Fund’s benchmarks, effective February 1, 2007. The Fund’s new fixed income benchmark is the Lehman Brothers U.S. Aggregate Index.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Social Awareness Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various

II	Legg Mason Partners Social Awareness Fund

government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 23, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Social Awareness Fund	III

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the period.

After a lackluster first half of the period, the U.S. stock market rallied sharply and generated strong returns during the second half of the Fund’s fiscal year. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexiii rose 14.53%.

Turning to the bond market, the Treasury yield curveiv flattened during the reporting period, as the difference between short- and long-term yields narrowed. Throughout much of the fiscal year, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. This anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.v

Performance Review

For the 12 months ended January 31, 2007, Class A shares of Legg Mason Partners Social Awareness Fund, excluding sales charges, returned 9.60%. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexvi and the S&P 500 Index, returned 4.28% and 14.53%, respectively. The Fund’s former benchmark, the Lehman Brothers Government/Credit Bond Indexvii, returned 3.88%, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 increased 10.24% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2007, including the reinvestment of distributions, including returns of capital, if any, calculated among the 603 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	1

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Social Awareness Fund—Class A Shares	10.27%	9.60%

Lehman Brothers U.S. Aggregate Index	3.65%	4.28%

S&P 500 Index	13.76%	14.53%

Lehman Brothers Government/Credit Bond Index	3.55%	3.88%

Lipper Mixed-Asset Target Allocation Growth Funds Category Average	10.25%	10.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 9.63% and Class C shares returned 9.90% over the six months ended January 31, 2007. Excluding sales charges, Class B shares returned 8.45% and Class C shares returned 8.88% over the twelve months ended January 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 623 funds for the 6-month period and among the 603 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The Fund’s fixed income segment of the portfolio performed largely in line with the fixed income benchmark for the period. The equity portion of the portfolio, which accounts for the majority of the assets, underperformed the equity benchmark for the same period.

What were the leading contributors to performance?

A. In terms of the Fund’s equity portfolio, stock selection in the information technology (“IT”), consumer discretionary and telecommunication services sectors were among the largest contributors to relative performance. From a sector allocation perspective, the Fund’s overall positioning enhanced results. This was largely due to an underweight in energy, and overweights in consumer discretionary and consumer staples.

2	Legg Mason Partners Social Awareness Fund 2007 Annual Report

In the fixed income portion of the portfolio, our longer durationviii position, established over the summer, enhanced results, as did overweights to the mortgage-backed sectors. Having a portfolio with higher interest rate sensitivity and a higher yield compared to the benchmark was also beneficial to performance.

What were the leading detractors from performance?

A. On the equity side of the portfolio, overall stock section detracted from relative results for the majority of the period. In terms of stock selection, holdings in the energy, healthcare and industrials sectors were generally the largest negative contributors to results. From a sector positioning perspective, an overweight in IT and underweights in telecommunication services and utilities detracted the most from relative results for most of the fiscal year.

From a fixed income perspective, having a benchmark neutral weighting to corporate bonds did not help results as this sector outperformed throughout the year. In addition, an allocation to Treasury Inflation Protected Securities (“TIPS”)ix detracted from performance as they lagged the return of the nominal Treasury market.

Q. Were there any significant changes to the Fund during the reporting period?

A. Effective December 28, 2006, Legg Mason Partners Fund Advisor, LLC, investment manager of the Fund, appointed Legg Mason Investment Counsel, LLC as sub-adviser of the Fund.

Thank you for your investment in Legg Mason Partners Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Ronald T. Bates, Portfolio Manager, Legg Mason Investment Counsel, LLC	Victoria Schwatka, Portfolio Manager, Legg Mason Investment Counsel, LLC

February 27, 2007

Legg Mason Partners Social Awareness Fund 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Cisco Systems Inc. (3.2%,), BP PLC, ADR (2.8%), JPMorgan Chase & Co. (2.6%), Wells Fargo & Co. (2.3%), Tyco International Ltd. (2.3%), News Corp., Class A Shares (2.3%), U.S. Treasury Notes, 4.250% due 11/15/14 (2.2%), Johnson & Johnson (2.2%), American International Group Inc. (2.2%), Time Warner Inc. (2.2%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2007 were: Financials (19.7%), Government Securities (18.1%), Information Technology (12.8%), Consumer Discretionary (11.5%), Health Care (8.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be s smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of the larger companies in the U.S.
iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
v	Source: The Wall Street Journal, 1/07.
vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).
viii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
ix

U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

4	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Common Stock

70.1%

11.4%

U.S. Government & Agency Obligations

Corporate Bonds & Notes

6.1%

Mortgage-Backed Securities

5.1%

Asset Backed Securities

1.2%

Collateralized Mortgage Obligation

1.1%

Sovereign Bond

0.3%

Repurchase Agreement

4.7%

0.0%

20.0%

40.0%

60.0%

80.0%

January 31, 2007

Legg Mason Partners Social Awareness Fund 2007 Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	10.27%	$1,000.00	$1,102.70	1.16%	$6.15
Class B	9.63	1,000.00	1,096.30	2.21	11.68
Class C	9.90	1,000.00	1,099.00	1.81	9.58
(1)	For the six months ended January 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.36	1.16%	$5.90
Class B	5.00	1,000.00	1,014.06	2.21	11.22
Class C	5.00	1,000.00	1,016.08	1.81	9.20
(1)	For the six months ended January 31, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	7

Fund Performance

Average Annual Total Returns(1)(unaudited)
	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 1/31/07	9.60%	8.45%	8.88%

Five Years Ended 1/31/07	4.50	3.60	3.75

Ten Years Ended 1/31/07	6.58	5.71	5.80

Inception* through 1/31/07	8.59	8.22	7.30

	With Sales Charges(3)

	Class A(4)	Class B	Class C

Twelve Months Ended 1/31/07	3.32%	3.45%	7.88%

Five Years Ended 1/31/07	3.27	3.42	3.75

Ten Years Ended 1/31/07	5.95	5.71	5.80

Inception* through 1/31/07	8.14	8.22	7.30

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (1/31/97 through 1/31/07)	89.13%

Class B (1/31/97 through 1/31/07)	74.27

Class C (1/31/97 through 1/31/07)	75.81

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
*	Inception dates for Class A, B and C shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

8	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Social Awareness Fund vs. the Lehman Brothers U.S. Aggregate Index, Lehman Brothers Government/Credit Bondb Index and S&P 500 Index†
(January 1997 – January 2007)

25000

20000

15000

10000

5000

0

1/97

1/98

1/99

1/00

1/01

1/02

1/03

1/04

1/05

1/06

1/07

S&P 500 Index

Lehman Government/Credit Bond Index

Lehman Brothers U.S. Aggregate Index

LMP Social Awareness Fund, Class B

$21,443

$18,318

$18,248

$17,427

†

Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1997, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2007. The Lehman Brothers U.S. Aggregate Index is a broad based index comprised of government corporate, mortgage asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Fund’s former benchmark, the Lehman Brothers Government/Credit Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	9

Schedule of Investments (January 31, 2007)
LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Shares	Security	Value

COMMON STOCKS — 70.4%
CONSUMER DISCRETIONARY — 9.5%
Internet & Catalog Retail — 0.8%
59,450	IAC/InterActiveCorp. *	$2,282,880

Media — 5.3%
35,100	McGraw-Hill Cos. Inc.	2,354,508
267,700	News Corp., Class A Shares	6,224,025
269,900	Time Warner Inc.	5,902,713

	Total Media	14,481,246

Multiline Retail — 1.0%
44,000	Target Corp.	2,699,840

Specialty Retail — 2.4%
56,800	Bed Bath & Beyond Inc. *	2,396,392
102,800	Home Depot Inc.	4,188,072

	Total Specialty Retail	6,584,464

	TOTAL CONSUMER DISCRETIONARY	26,048,430

CONSUMER STAPLES — 7.7%
Beverages — 1.8%
74,300	PepsiCo Inc.	4,847,332

Food & Staples Retailing — 2.4%
86,700	CVS Corp.	2,917,455
108,900	Sysco Corp.	3,762,495

	Total Food & Staples Retailing	6,679,950

Household Products — 3.5%
77,900	Colgate-Palmolive Co.	5,320,570
66,750	Procter & Gamble Co.	4,330,072

	Total Household Products	9,650,642

	TOTAL CONSUMER STAPLES	21,177,924

ENERGY — 3.8%
Energy Equipment & Services — 1.0%
29,800	GlobalSantaFe Corp.	1,728,698
14,100	Noble Corp.	1,056,795

	Total Energy Equipment & Services	2,785,493

Oil, Gas & Consumable Fuels — 2.8%
119,872	BP PLC, ADR	7,613,071

	TOTAL ENERGY	10,398,564

See Notes to Financial Statements.
10	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Schedule of Investments (January 31, 2007) (continued)

Shares	Security	Value

FINANCIALS — 16.6%
Capital Markets — 4.6%
53,200	Lehman Brothers Holdings Inc.	$4,375,168
42,800	Merrill Lynch & Co. Inc.	4,004,368
53,000	Morgan Stanley	4,387,870

	Total Capital Markets	12,767,406

Commercial Banks — 3.7%
177,700	Wells Fargo & Co.	6,382,984
45,500	Zions Bancorporation	3,859,310

	Total Commercial Banks	10,242,294

Consumer Finance — 2.0%
93,000	American Express Co.	5,414,460

Diversified Financial Services — 3.4%
139,132	JPMorgan Chase & Co.	7,085,993
21,300	NYSE Group Inc. *	2,129,574

	Total Diversified Financial Services	9,215,567

Insurance — 2.9%
87,825	American International Group Inc.	6,011,621
20,000	Hartford Financial Services Group Inc.	1,898,200

	Total Insurance	7,909,821

	TOTAL FINANCIALS	45,549,548

HEALTH CARE — 8.3%
Biotechnology — 1.8%
70,200	Amgen Inc. *	4,939,974

Health Care Equipment & Supplies — 1.7%
62,500	Biomet Inc.	2,647,500
31,000	Stryker Corp.	1,920,140

	Total Health Care Equipment & Supplies	4,567,640

Health Care Providers & Services — 1.0%
34,200	WellPoint Inc. *	2,680,596

Pharmaceuticals — 3.8%
90,100	Johnson & Johnson	6,018,680
44,600	Novartis AG, ADR	2,572,974
56,000	Teva Pharmaceutical Industries Ltd., ADR	1,965,600

	Total Pharmaceuticals	10,557,254

	TOTAL HEALTH CARE	22,745,464

INDUSTRIALS — 6.3%
Air Freight & Logistics — 1.1%
41,900	United Parcel Service Inc., Class B Shares	3,028,532

See Notes to Financial Statements.
Legg Mason Partners Social Awareness Fund 2007 Annual Report	11

Schedule of Investments (January 31, 2007) (continued)

Shares	Security	Value

Airlines — 0.9%
161,862	Southwest Airlines Co.	$2,444,116

Industrial Conglomerates — 3.2%
33,200	3M Co.	2,466,760
198,700	Tyco International Ltd.	6,334,556

	Total Industrial Conglomerates	8,801,316

Machinery — 1.1%
59,400	Illinois Tool Works Inc.	3,028,806

	TOTAL INDUSTRIALS	17,302,770

INFORMATION TECHNOLOGY — 12.5%
Communications Equipment — 4.5%
328,700	Cisco Systems Inc. *	8,740,133
71,900	Motorola Inc.	1,427,215
98,800	Nokia Oyj, ADR	2,183,480

	Total Communications Equipment	12,350,828

Computers & Peripherals — 2.7%
210,800	EMC Corp. *	2,949,092
44,800	International Business Machines Corp.	4,441,920

	Total Computers & Peripherals	7,391,012

IT Services — 1.7%
96,200	Automatic Data Processing Inc.	4,590,664

Semiconductors & Semiconductor Equipment — 2.1%
31,000	Broadcom Corp., Class A Shares *	989,520
133,600	Intel Corp.	2,800,256
58,700	Texas Instruments Inc.	1,830,853

	Total Semiconductors & Semiconductor Equipment	5,620,629

Software — 1.5%
134,100	Microsoft Corp.	4,138,326

	TOTAL INFORMATION TECHNOLOGY	34,091,459

MATERIALS — 3.6%
Chemicals — 2.2%
42,100	Air Products & Chemicals Inc.	3,143,186
44,200	Praxair Inc.	2,787,252

	Total Chemicals	5,930,438

Metals & Mining — 1.4%
121,400	Alcoa Inc.	3,921,220

	TOTAL MATERIALS	9,851,658

See Notes to Financial Statements.
12	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Schedule of Investments (January 31, 2007) (continued)

Shares		Security	Value

TELECOMMUNICATION SERVICES — 2.1%
Diversified Telecommunication Services — 2.1%
55,252		AT&T Inc.	$2,079,133
95,600		Verizon Communications Inc.	3,682,512

		TOTAL TELECOMMUNICATION SERVICES	5,761,645

		TOTAL COMMON STOCKS
		(Cost — $110,139,105)	192,927,462

Face Amount	Rating‡

ASSET-BACKED SECURITIES — 1.2%
Automobiles — 0.3%
$725,333	AAA	Harley-Davidson Motorcycle Trust, Series 2003-4, Class A2,
		2.690% due 4/15/11	711,362

Credit Card — 0.9%
2,500,000	AAA	MBNA Credit Card Master Note Trust, Series 2005-A1, Class A1,
		4.200% due 9/15/10	2,469,158

		TOTAL ASSET-BACKED SECURITIES
		(Cost — $3,182,595)	3,180,520

COLLATERALIZED MORTGAGE OBLIGATION — 1.1%
3,174,296	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series R005,
		Class AB, 5.500% due 12/15/18 (Cost — $3,153,608)	3,163,234

CORPORATE BONDS & NOTES — 6.1%
Capital Markets — 0.7%
1,000,000	A+	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H,
		4.500% due 7/26/10	973,806
1,000,000	A+	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	1,011,477

		Total Capital Markets	1,985,283

Computers & Peripherals — 0.4%
1,000,000	A+	International Business Machines Corp., Medium-Term Notes,
		4.375% due 6/1/09	981,358

Consumer Finance — 0.4%
1,000,000	A+	American Express Credit Corp., Senior Notes, 5.000% due 12/2/10	992,124

Diversified Financial Services — 1.1%
1,000,000	AA-	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	1,012,878
1,000,000	A	Countrywide Home Loans Inc., Unsubordinated Medium-Term
		Notes, Series L, 4.000% due 3/22/11	948,923
1,000,000	AA-	HSBC Finance Corp., Notes, 4.125% due 12/15/08	980,246

		Total Diversified Financial Services	2,942,047

Diversified Telecommunication Services — 0.7%
1,000,000	BBB+	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	929,475
1,000,000	A	Verizon Communications Inc., Senior Notes, 5.350% due 2/15/11	998,801

		Total Diversified Telecommunication Services	1,928,276

See Notes to Financial Statements.
Legg Mason Partners Social Awareness Fund 2007 Annual Report	13

Schedule of Investments (January 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Media — 1.3%
$1,500,000	BBB	CBS Corp., Senior Notes, 5.625% due 5/1/07	$1,500,572
1,000,000	BBB+	Comcast Corp., Notes, 5.300% due 1/15/14	979,022
1,000,000	A-	Walt Disney Co., Medium-Term Notes, Global Notes,
		5.700% due 7/15/11	1,015,422

		Total Media	3,495,016

Oil, Gas & Consumable Fuels — 0.7%
1,000,000	BBB-	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	994,031
1,000,000	A-	Conoco Funding Co., 6.350% due 10/15/11	1,042,406

		Total Oil, Gas & Consumable Fuels	2,036,437

Road & Rail — 0.4%
1,000,000	BBB+	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	1,152,995

Specialty Retail — 0.4%
1,250,000	A+	Home Depot Inc., Senior Notes, 3.750% due 9/15/09	1,202,824

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $16,792,145)	16,716,360

MORTGAGE-BACKED SECURITIES — 5.1%
FHLMC — 2.2%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
3,234,758		5.000% due 3/1/19-11/1/20	3,167,589
2,731,028		6.000% due 2/1/36	2,742,717

		TOTAL FHLMC	5,910,306

FNMA — 1.5%
		Federal National Mortgage Association (FNMA):
292		6.500% due 3/1/29	299
4,206,222		5.500% due 11/1/36	4,138,206

		TOTAL FNMA	4,138,505

GNMA — 1.4%
1,901,549		Government National Mortgage Association (GNMA),
		5.000% due 12/15/35	1,837,150
1,971,991		Government National Mortgage Association (GNMA) II,
		7.000% due 11/20/36	2,029,248

		TOTAL GNMA	3,866,398

		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $13,996,825)	13,915,209

SOVEREIGN BOND — 0.3%
Mexico — 0.3%
1,000,000	BBB	United Mexican States, Medium-Term Notes, 5.625% due 1/15/17
		(Cost — $1,013,160)	986,500
See Notes to Financial Statements.
14	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Schedule of Investments (January 31, 2007) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 11.5%
U.S. Government Agency Obligations — 3.2%
$1,115,000	Federal Home Loan Bank (FHLB), Bonds, 5.375% due 5/18/16	$1,136,581
2,950,000	Federal Home Loan Mortgage Corp. (FHLMC), Notes,
	7.000% due 3/15/10	3,113,123
	Federal National Mortgage Association (FNMA):
1,671,000	Bonds, 6.625% due 11/15/30	1,961,911
2,638,000	Notes, 5.000% due 4/15/15	2,624,301

	Total U.S. Government Agency Obligations	8,835,916

U.S. Government Obligation — 8.3%
3,888,000	U.S. Treasury Bonds, 6.000% due 2/15/26	4,350,614
	U.S. Treasury Notes:
2,997,000	6.125% due 8/15/07	3,013,861
2,506,000	6.000% due 8/15/09	2,572,078
4,022,000	4.000% due 3/15/10	3,926,952
2,665,000	4.875% due 2/15/12	2,675,620
6,295,000	4.250% due 11/15/14	6,065,579

	Total U.S. Government Obligations	22,604,704

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $31,678,873)	31,440,620

	TOTAL INVESTMENTS BEFORE SHORT-TERM
	INVESTMENT (Cost — $179,956,311)	262,329,905

SHORT-TERM INVESTMENT — 4.8%
Repurchase Agreement — 4.8%
13,040,746	Goldman Sachs & Co. repurchase agreement dated 1/31/07, 5.230%
	due 2/1/07; Proceeds at maturity — $13,042,641;
	(Fully collateralized by various U.S. Government Agency Obligation,
	5.000% due 2/1/36; Market value — $13,303,300)
	(Cost — $13,040,746)	13,040,746

	TOTAL INVESTMENTS — 100.5% (Cost — $192,997,057#)	275,370,651
	Liabilities in Excess of Other Assets — (0.5)%	(1,306,552)

	TOTAL NET ASSETS — 100.0%	$274,064,099

*	Non-income producing security.
‡	All ratings are by Standard & Poor's Ratings Service, unless otherwise noted. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is $193,425,736.

See page 16 for definitions of ratings.

Abbreviation used in this schedule:
ADR – American Depositary Receipt
See Notes to Financial Statements.
Legg Mason Partners Social Awareness Fund 2007 Annual Report	15

Bond Ratings (unaudited)
The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly
CCC, CC		speculative with respect to capacity to pay interest and repay principal in accordance with the
and C		terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of specultion. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	—	Indicates that the bond is not rated by Standard & Poor’s.
16	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Statement of Assets and Liabilities (January 31, 2007)
ASSETS:
Investments, at value (Cost — $192,997,057)	$275,370,651
Cash	1
Receivable for securities sold	2,210,802
Dividends and interest receivable	1,130,619
Receivable for Fund shares sold	182,518
Prepaid expenses	27,435
Receivable from manager	11,751

Total Assets	278,933,777

LIABILITIES:
Payable for securities purchased	4,145,042
Investment management fee payable	151,875
Distribution fees payable	139,598
Payable for Fund shares repurchased	112,540
Deferred compensation payable	44,248
Trustees’ fees payable	25,052
Accrued expenses	251,323

Total Liabilities	4,869,678

Total Net Assets	$274,064,099

NET ASSETS:
Par value (Note 6)	$12,963
Paid-in capital in excess of par value	192,996,531
Undistributed net investment income	187,584
Accumulated net realized loss on investments	(1,506,573)
Net unrealized appreciation on investments	82,373,594

Total Net Assets	$274,064,099

Shares Outstanding:
Class A	9,528,918

Class B	2,750,701

Class C	683,813

Net Asset Value:
Class A (and redemption price)	$21.12

Class B *	$21.19

Class C *	$21.28

Maximum Public Offering Price Per Share:
Class A† (based on maximum initial sales charge of 5.75%)	$22.41

†	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	17

Statement of Operations (For the year ended January 31, 2007)

INVESTMENT INCOME:
Interest	$3,782,560
Dividends	3,496,026
Less: Foreign taxes withheld	(13,633)

Total Investment Income	7,264,953

EXPENSES:
Investment management fee (Note 2)	1,863,303
Distribution fees (Notes 2 and 4)	1,318,389
Transfer agent fees (Note 4)	566,263
Trustees’ fees (Note 12)	79,011
Shareholder reports (Note 4)	73,719
Restructuring and reorganization fees (Note 12)	67,948
Legal fees	53,984
Registration fees	52,591
Audit and tax	33,600
Custody fees	17,436
Insurance	7,469
Miscellaneous expenses	10,890

Total Expenses	4,144,603
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 12)	(35,756)

Net Expenses	4,108,847

Net Investment Income	3,156,106

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain on Investment Transactions	9,739,753
Change in Net Unrealized Appreciation/Depreciation From Investments	11,843,563

Net Gain on Investments	21,583,316

Increase in Net Assets From Operations	$24,739,422

See Notes to Financial Statements.

18	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,)

	2007	2006

OPERATIONS:
Net investment income	$3,156,106	$2,876,710
Net realized gain	9,739,753	14,511,741
Change in net unrealized appreciation/depreciation	11,843,563	(11,129,531)

Increase in Net Assets From Operations	24,739,422	6,258,920

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,270,884)	(3,615,968)
Net realized gains	(20,404,383)	(8,815,800)

Decrease in Net Assets From Distributions to Shareholders	(23,675,267)	(12,431,768)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	20,551,834	24,765,721
Reinvestment of distributions	22,357,702	11,710,903
Cost of shares repurchased	(84,587,540)	(98,741,645)

Decrease in Net Assets From Fund Share Transactions	(41,678,004)	(62,265,021)

Decrease in Net Assets	(40,613,849)	(68,437,869)
NET ASSETS:
Beginning of year	314,677,948	383,115,817

End of year *	$274,064,099	$314,677,948

* Includes underdistributed net investment income of:	$187,584	$30,506

See Notes to Financial Statements.
Legg Mason Partners Social Awareness Fund 2007 Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class A Shares(1)	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$21.06		$21.43	$21.59	$17.26	$20.77

Income (Loss) From Operations:
Net investment income	0.28		0.23	0.24	0.18	0.25
Net realized and unrealized gain (loss)	1.62		0.23	0.61	4.43	(3.50)

Total Income (Loss) From Operations	1.90		0.46	0.85	4.61	(3.25)

Less Distributions From:
Net investment income	(0.29)		(0.27)	(0.25)	(0.24)	(0.26)
Net realized gains	(1.55)		(0.56)	(0.76)	(0.04)	—

Total Distributions	(1.84)		(0.83)	(1.01)	(0.28)	(0.26)

Net Asset Value, End of Year	$21.12		$ 21.06	$ 21.43	$ 21.59	$ 17.26

Total Return(2)(3)	9.60%		2.20%	4.05%	26.92%	(15.76)%

Net Assets, End of Year (000s)	$201,214		$221,736	$263,581	$286,640	$237,680

Ratios to Average Net Assets:
Gross expenses	1.19	%(4)	1.15%	1.18%	1.20%	1.25%
Net expenses	1.18	(4)(5)	1.15	1.15 (5)	1.20	1.25
Net investment income	1.36		1.07	1.12	0.96	1.32

Portfolio Turnover Rate	47%		29%	42%	45%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	See Note 11 to the financial statements.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
20	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class B Shares(1)	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 21.14		$ 21.51	$ 21.65	$ 17.31	$ 20.81

Income (Loss) From Operations:
Net investment income	0.08		0.05	0.07	0.03	0.10
Net realized and unrealized gain (loss)	1.61		0.24	0.61	4.43	(3.52)

Total Income (Loss) From Operations	1.69		0.29	0.68	4.46	(3.42)

Less Distributions From:
Net investment income	(0.09)		(0.10)	(0.06)	(0.08)	(0.08)
Net realized gains	(1.55)		(0.56)	(0.76)	(0.04)	—

Total Distributions	(1.64)		(0.66)	(0.82)	(0.12)	(0.08)

Net Asset Value, End of Year	$21.19		$21.14	$21.51	$21.65	$17.31

Total Return(2)(3)	8.45%		1.34%	3.25%	25.87%	(16.45)%

Net Assets, End of Year (000s)	$58,297		$75,702	$98,552	$110,204	$97,729

Ratios to Average Net Assets:
Gross expenses	2.17	%(4)	2.00%	1.99%	2.00%	2.06%
Net expenses	2.17	(4)(5)	2.00	1.96 (5)	2.00	2.06
Net investment income	0.37		0.23	0.31	0.16	0.51

Portfolio Turnover Rate	47%		29%	42%	45%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	See Note 11 to the financial statements.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
Legg Mason Partners Social Awareness Fund 2007 Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class C Shares(1)	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$21.21		$21.57	$21.72	$17.37	$20.89

Income (Loss) From Operations:
Net investment income	0.16		0.08	0.08	0.05	0.11
Net realized and unrealized gain (loss)	1.62		0.24	0.61	4.45	(3.53)

Total Income (Loss) From Operations	1.78		0.32	0.69	4.50	(3.42)

Less Distributions From:
Net investment income	(0.16)		(0.12)	(0.08)	(0.11)	(0.10)
Net realized gains	(1.55)		(0.56)	(0.76)	(0.04)	—

Total Distributions	(1.71)		(0.68)	(0.84)	(0.15)	(0.10)

Net Asset Value, End of Year	$21.28		$21.21	$21.57	$21.72	$17.37

Total Return(2)(3)	8.88%		1.50%	3.28%	25.99%	(16.40)%

Net Assets, End of Year (000s)	$14,553		$17,240	$20,983	$21,609	$19,778

Ratios to Average Net Assets:
Gross expenses	1.83	%(4)	1.87%	1.92%	1.93%	2.00%
Net expenses	1.79	(4)(5)	1.87	1.88 (5)	1.93	2.00
Net investment income	0.75		0.35	0.39	0.24	0.57

Portfolio Turnover Rate	47%		29%	42%	45%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	See Note 11 to the financial statements.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22  Legg Mason Partners Social Awareness Fund 2007 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies
Legg Mason Partners Social Awareness Fund (formerly known as the Smith Barney Social Awareness Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Equity Funds (formerly known as Smith Barney Equity Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
     (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
     (d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains,

Legg Mason Partners Social Awareness Fund 2007 Annual Report	23

Notes to Financial Statements (continued)

if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$67,948	—	$(67,948)
(b)	203,908	$(203,908)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatmen of various items.
(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.
2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. Effective December 28, 2006, Legg Mason Investment Counsel, LLC (“LMIC”) became the new subadviser to the Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and LMIC are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management

24	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Notes to Financial Statements (continued)

fee remains unchanged. For its services, LMPFA pays the subadviser 70% of the net management fee that it receives from the Fund.

During the year ended January 31, 2007, SBFM and LMPFA waived a portion of its investment management fee in the amount of $7,095. In addition, during the year ended January 31, 2007, the Fund was reimbursed for expenses in the amount of $28,661.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2007, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$0*	$24,000	$1,000
*Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2006. This change will have no effect on fees previously deferred. As of January 31, 2007, the Fund had accrued $44,248 as deferred compensation payable under the plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	25

Notes to Financial Statements (continued)

3.	Investments

During the year ended January 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$51,383,399	$82,438,297

Sales	128,034,588	79,653,025

At January 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,209,348
Gross unrealized depreciation	(1,264,433)

Net unrealized appreciation	$81,944,915

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$516,098	$317,763	$43,800
Class B	650,126	241,278	26,720
Class C	152,165	7,222	3,199

Total	$1,318,389	$566,263	$73,719

26	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended January 31, 2007	Year Ended January 31, 2006

Net Investment Income:
Class A	$2,889,009	$3,123,730
Class B	267,329	384,298
Class C	114,546	107,940

Total	$3,270,884	$3,615,968

Net Realized Gains:
Class A	$14,787,844	$6,175,692
Class B	4,546,336	2,151,938
Class C	1,070,203	488,170

Total	$20,404,383	$8,815,800

6.	Shares of Beneficial Interest

At January 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2007		Year Ended January 31, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	738,930	$15,505,445	859,049	$18,193,942
Shares issued on reinvestment	813,790	16,584,756	413,168	8,699,221
Shares repurchased	(2,550,568)	(53,384,204)	(3,043,506)	(64,483,109)

Net Decrease	(997,848)	$(21,294,003)	(1,771,289)	$(37,589,946)

Class B
Shares sold	153,031	$3,217,377	246,326	$5,234,767
Shares issued on reinvestment	231,124	4,705,988	116,258	2,458,952
Shares repurchased	(1,214,588)	(25,546,980)	(1,363,642)	(28,968,454)

Net Decrease	(830,433)	$(17,623,615)	(1,001,058)	$(21,274,735)

Class C
Shares sold	86,491	$1,829,012	62,822	$1,337,012
Shares issued on reinvestment	52,088	1,066,958	26,057	552,730
Shares repurchased	(267,544)	(5,656,356)	(248,679)	(5,290,082)

Net Decrease	(128,965)	$(2,760,386)	(159,800)	$(3,400,340)

Legg Mason Partners Social Awareness Fund 2007 Annual Report	27

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended January 31, were as follows:

	2007	2006

Distributions Paid From:
Ordinary Income	$3,270,884	$5,379,359
Net Long-term Capital Gains	20,404,383	7,052,409

Total Taxable Distributions	$23,675,267	$12,431,768

As of January 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$247,422

Other book/tax temporary differences(a)	(1,137,732)
Unrealized appreciation/(depreciation)(b)	81,944,915

Total accumulated earnings/(losses) — net	$81,054,605

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited

28	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Notes to Financial Statements (continued)

functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund’s boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	29

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Compliant. The Second Amended Complaint alleges no claims against any of the Funds or any of

30	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Notes to Financial Statements (continued)

their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.   Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.   Prospectus Restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the Manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the Manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003 as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities, included in the Statement of Operations, were $3,742,271.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	31

Notes to Financial Statements (continued)

Excluding the effect of the unrealized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2003, would have been lower by approximately 0.07%, for each respective class.

Excluding the effect of the unrealized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2004, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class.

Excluding the effect of the realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

12.   Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, are not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

13.   Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be February 1, 2007. At adoption, the financial statements must be adjusted to reflect only

32	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Notes to Financial Statements (continued)

those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Social Awareness Fund 2007 Annual Report	33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Social Awareness Fund (formerly Smith Barney Social Awareness Fund), a series of Legg Mason Partners Equity Funds (formerly Smith Barney Equity Funds), as of January 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Social Awareness Fund as of January 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 26, 2007

34	Legg Mason Partners Social Awareness Fund 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Social Awareness Fund (formerly known as Smith Barney Social Awareness Fund) (the “Fund”) are managed under the direction of the Board of Trustees of the Legg Mason Partners Equity Funds (formerly known as Smith Barney Equity Funds) (the “Trust”). Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None
John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

Legg Mason Partners Social Awareness Fund	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None
Officers:
Robert J. Brault Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Director of Internal Control for Citigroup Asset Management (“CAM”) U.S. Mutual Fund Administration (from 2002 to 2004); Formerly, Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A

36	Legg Mason Partners Social Awareness Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, LMPFA and certain affiliates (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Social Awareness Fund	37

Additional Shareholder Information (unaudited)

Results of a Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) Agreement and Plan of Reorganization, (3) Revise, Remove and Convert Fundamental Investment Policies and (4) Approve a New Sub-Advisory Agreement.

1. Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions

Paul R. Ades	6,965,286.989	250,408.890	0.000
Andrew L. Breech	6,967,993.602	247,702.277	0.000
Dwight B. Crane	6,966,658.445	249,037.434	0.000
Robert M. Frayn, Jr.	6,963,467.459	252,228.420	0.000
Frank G. Hubbard	6,969,500.139	246,195.740	0.000
Howard J. Johnson	6,961,575.243	254,120.636	0.000
David E. Maryatt	6,964,044.952	251,650.927	0.000
Jerome H. Miller	6,966,647.569	249,048.310	0.000
Ken Miller	6,963,028.196	252,667.683	0.000
John J. Murphy	6,960,103.939	255,591.940	0.000
Thomas F. Schlafly	6,960,987.452	254,708.427	0.000
Jerry A. Viscione	6,961,898.345	253,797.534	0.000
R. Jay Gerken	6,956,555.246	259,140.633	0.000

†	Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

2. Approval of Step 2 of Agreement and Plan of Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Reorganize as Corresponding Series of an Existing Trust	6,604,619.275	137,052.930	240,269.674	233,754.000

38	Legg Mason Partners Social Awareness Fund

Additional Shareholder Information (unaudited) (continued)

3. Revise, Remove and Convert Fundamental Investment Policies

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Revise:
Borrowing Money	6,562,136.769	176,067.655	243,737.455	233,754.000
Underwriting	6,581,994.708	156,018.102	243,929.069	233,754.000
Lending	6,558,330.546	182,641.846	240,969.487	233,754.000
Issuing Senior Securities	6,565,555.171	171,784.735	244,601.973	233,754.000
Real Estate	6,575,773.767	169,506.802	236,661.310	233,754.000
Commodities	6,555,005.506	185,321.705	241,614.668	233,754.000
Concentration	6,575,837.728	166,504.239	239,599.912	233,754.000
Remove:
Diversification	6,559,777.460	178,461.445	243,702.974	233,754.000
Convert:
Fundamental to
Non-Fundamental	6,539,475.455	214,919.950	227,546.474	233,754.000

4. Approve a New Sub-Advisory Agreement

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,591,758.001	143,088.230	247,095.648	233,754.000

Legg Mason Partners Social Awareness Fund	39

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2007:

Record Date:	03/30/2006	06/22/2006	06/29/2006	09/28/2006	12/7/2006	12/28/2006
Payable Date:	03/31/2006	06/23/2006	06/30/2006	09/29/2006	12/8/2006	12/29/2006

Ordinary Income:
Qualified Dividend
Income for Individuals	98.84%	—	98.72%	98.72%	—	98.72%

Dividends Qualifying
for the Dividends
Received Deduction
for Corporations	86.86%	—	86.86%	86.86%	—	86.86%

Interest from Federal
Obligations	12.14%	—	12.14%	12.14%	—	12.14%

Long-Term Capital
Gain Dividend	—	$0.770643	—	—	$0.776085	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the distributions you received is exempt from state income taxes.

Please retain this information for your records.

40	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Social Awareness Fund

INVESTMENT MANAGER
TRUSTEES
Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Legg Mason Investment

     Counsel, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD0912 3/07                       SR07-294

Legg Mason Partners
Social Awareness Fund

The Fund is a separate investment fund of Legg Mason Partners
Equity Funds, a Massachusetts business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are
available on the SEC’s website at www.sec.gov.  The Fund’s
Forms N-Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C., and information on the
operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.  To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio
transactions is available (1) without charge, upon request, by calling
1-800-451-2010, (2) on the Fund’s website at
www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2006 and January 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,500 in 2006 and $31,500 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).< /font>

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $2,100 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Equity Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Fund during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Funds
By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Legg Mason Partners Equity Funds

Date: April 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Funds

Date: April 5, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Equity Funds

Date:	April 5, 2007